Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 (this “Amendment”) is entered into as of March 19, 2004 by and among Ralcorp Holdings, Inc., a Missouri corporation (the “Borrower”), Bank One, NA, a national banking association having its principal office in Chicago, Illinois, individually and as Administrative Agent (“Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS

A.   The Borrower, the Administrative Agent and the Lenders are party to that certain credit agreement dated as of October 16, 2001 (as amended, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.   The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.   Amendments to Credit Agreement. Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a)   The definition of “Applicable Commitment Fee Percentage” set forth in Article I of the Credit Agreement is amended by (i) deleting the reference to ".25%" contained in the first proviso in such definition and replacing such reference with a reference to ".275%" and (ii) deleting the grid contained in such definition and replacing such deleted grid with the following new grid:
                                   Applicable Commitment
                                   Leverage Ratio                                  Fee Percentage
            Greater than         But less than or Equal to
3.0:1.0	--------	.275%
2.5:1.0	3.0:1.0	.25%
2.0:1.0	2.5:1.0	.225%
1.5:1.0	2.0:1.0	.20%
1.0:1.0	1.5:1.0	.175%
--	1.0:1.0	.15%

(b)   The definition of “Applicable Eurodollar Margin” set forth in Article I of the Credit Agreement is amended by (i) deleting the reference to "1.25%" contained in the first proviso in such definition and replacing such reference with a reference to "1.375%" and (ii) deleting the grid contained in such definition and replacing such deleted grid with the following new grid:

                                   Leverage Ratio                           Applicable Eurodollar Margin

             Greater than      But less than or Equal to
3.0:1.0	--------	1.375%
2.5:1.0	3.0:1.0	1.25%
2.0:1.0	2.5:1.0	1.00%
1.5:1.0	2.0:1.0	0.875%
1.0:1.0	1.5:1.0	0.75%
--	1.0:1.0	0.625%

(c)   Section 6.15(m) of the Credit Agreement is amended by deleting each reference in such Section to the ratio “2.75:1” and replacing such deleted reference with a reference to the ratio “3.25:1.”

(d)   Section 6.24.2 of the Credit Agreement is amended by deleting the ratio “3.00:1.00” contained therein and replacing such deleted ratio with the new ratio “3.50:1.00.”

2.   Representations and Warranties of the Borrower. The Borrower represents and warrants that:
(a)   The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(b)   Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

(c)   After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

3.   Effective Date. This Amendment shall become effective upon (a) the execution and delivery hereof by the Borrower and the Required Lenders and (b) the execution and delivery of the Reaffirmation of Guaranty in the form attached hereto as Exhibit A by each of the Guarantors (“Effective Date”).

4.   Reference to and Effect Upon the Credit Agreement.

(a)   Except as specifically amended, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)   The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5.   Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.7 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and time charges of attorneys for the Administrative Agent with respect thereto.

6.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7.   Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.   Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

(signature pages to follow)

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

RALCORP HOLDINGS, INC.
By: /s/ S. Monette
Its: Vice President and Treasurer

BANK ONE, NA,
individually and as Administrative Agent
By: /s/ Maria L. Weiss
Its: Associate Director

WACHOVIA BANK, N.A.,
Individually and as Syndication Agent
By: /s/ Beth Rue
Its: Associate

PNC BANK, N.A.,
Individually and as Documentation Agent
By: /s/ Jeffrey L. Stein
Its: Vice President

SUNTRUST BANK,
Individually and as Documentation Agent
By: /s/ Douglas O’Bryan
Its: Vice President

U.S. BANK N.A. (f/k/a FIRSTAR BANK, N.A.),
Individually and as Documentation Agent
By: /s/ Joseph L. Sooter, Jr.
Its: Vice President

COBANK, ACB,
Individually and as Lender
By: /s/ S. Richard Dill
Its: Vice President

COMMERCE BANK, N.A.,
Individually and as Lender
By: /s/ Mary Ann Lemonds
Its: Vice President

HARRIS TRUST AND SAVINGS BANK,
Individually and as Lender
By: /s/ Karen L. Knudsen
Its: Managing Director

[Signature page to Reaffirmation of Guaranty]

EXHIBIT A
REAFFIRMATION OF GUARANTY
The undersigned acknowledge receipt of a copy of Amendment No. 1 to Credit Agreement (the “Amendment”) dated as of March 19, 2004, consent to such Amendment and each of the transactions referenced therein and hereby reaffirm their respective obligations under the Guaranty made as of October 16, 2001 in favor of Bank One, NA, as Administrative Agent, and the Lenders (as defined in the Amendment).
Dated as of March 19, 2004

BREMNER, INC.
By: /s/ Scott Monette
Title: Treasurer

FLAVOR HOUSE PRODUCTS, INC.
By: /s/ Scott Monette
Title: Treasurer

NUTCRACKER BRANDS, INC.
By: /s/ Scott Monette
Title: Treasurer

RH FINANCIAL CORPORATION
By: /s/ Scott Monette
Title: Treasurer

RIPON FOODS, INC.
By: /s/ Scott Monette
Title: Treasurer

SUGAR KAKE COOKIE, INC.
By: /s/ Scott Monette
Title: Treasurer

HERITAGE WAFERS, LLC
By: /s/ Scott Monette
Title: Treasurer

THE CARRIAGE HOUSE COMPANIES, INC.
By: /s/ Scott Monette
Title: Treasurer

TORBITT & CASTLEMAN COMPANY, LLC
By: /s/ Scott Monette
Title: Treasurer

[Signature page to Reaffirmation of Guaranty]

BAKERY CHEF, INC.
By: /s/ Scott Monette
Title: Treasurer

COMMUNITY SHOPS, INC.
By: /s/ Scott Monette
Title: Treasurer

THE BUN BASKET, INC.
By: /s/ Scott Monette
Title: Treasurer

VALUE ADDED BAKERY HOLDING
COMPANY
By: /s/ Scott Monette
Title: Treasurer

LOFTHOUSE BAKERY PRODUCTS, INC.
By: /s/ Scott Monette
Title: Treasurer

[Signature page to Reaffirmation of Guaranty]